Exhibit 99.1

VOTING AGREEMENT

This VOTING AGREEMENT is dated as of September 2, 2016 (this “Agreement”), and is between each of the undersigned parties (each a “Stockholder”, and collectively, the “Stockholders”), and Armor Parent Corp., a Delaware corporation (“Parent”).

RECITALS

A.                                    Concurrently with the execution of this Agreement, Parent, Armor Merger Sub Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Parent (“Merger Sub”), and Accuride Corporation, a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, the Company will merge with and into Merger Sub (the “Merger”) and each outstanding Share (other than Shares to be cancelled or converted pursuant to Sections 2.1(b) and 2.1(c) of the Merger Agreement and Dissenting Shares) will be converted automatically into the right to receive the Merger Consideration specified therein.

B.                                    As of the date hereof, each Stockholder is the record and beneficial owner of such number of Shares as are set forth opposite its name on Schedule A attached hereto (the “Existing Shares” and, collectively, with any Shares subsequently acquired, whether pursuant to purchase or otherwise and including any Shares that any of the Stockholders have the right to vote or share in the voting of, the “Covered Shares”).

C.                                    As a condition and inducement to Parent entering into the Merger Agreement, Parent has required that each Stockholder agree, and each Stockholder has agreed, to enter into this Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

DEFINED TERMS

1.1.                            Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

1.2.                            Other Definitions.  For purposes of this Agreement:

(a)                                 “Affiliate” of any person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, capital stock or other equity interests, by contract or credit arrangement, as trustee or executor, or otherwise.

(b)                                 “beneficial ownership” by a Person of any securities means ownership, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, where such Person has or shares with another Person (i) voting power which includes the power to vote, or to direct the voting of, such security and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act; provided, that for purposes of determining beneficial ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing).  The terms “beneficially own” and “beneficially owned” shall have a correlative meaning.

(c)                                  “Permitted Transfer” means a Transfer of Covered Shares by a Stockholder to any Person if the transferee of such Covered Shares evidences in a writing reasonably satisfactory to Parent such transferee’s agreement to be bound by and subject to the terms and provisions hereof to the same effect as such transferring Stockholder.

(d)                                 “Transfer” means, directly or indirectly, to sell, transfer, assign, pledge, hypothecate, encumber or dispose of, or to enter into any contract, option or other arrangement or understanding with respect to the voting of or sale, transfer, assignment, pledge, hypothecation, encumbrance or disposition.

ARTICLE II

VOTING

2.1.                            Agreement to Vote. Each Stockholder hereby agrees that, during the term of this Agreement, at the Company Meeting and at any other meeting of the stockholders of the Company pursuant to which the Company seeks to obtain the Company Stockholder Approval, however called, including any adjournment or postponement thereof, each Stockholder shall, to the fullest extent that the Covered Shares are entitled to vote thereon, (a) cause the Covered Shares beneficially owned by such Stockholder as of the applicable record date to be counted as present at each such meeting for purposes of calculating a quorum; and (b) vote (or cause to be voted), in person or by proxy, all of the Covered Shares over which such Stockholder has voting power as of the applicable record date in favor of the adoption of the Merger Agreement and any other actions related thereto submitted to a stockholder vote pursuant to the Merger Agreement or otherwise necessary for the consummation of the transactions contemplated by the Merger Agreement.

2.2.                            No Inconsistent Agreements. Each Stockholder hereby represents, covenants and agrees that, except for this Agreement, such Stockholder (a) has not entered into, and shall not enter into at any time while this Agreement remains in effect, any voting agreement, voting trust or similar arrangement with respect to any Covered Shares, and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy, consent or power of attorney with respect to any Covered Shares (other than, in each of clauses (a) or (b), as contemplated by Section 2.1).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1.                            Representations and Warranties of Each Stockholder.  Each Stockholder hereby represents and warrants to Parent as follows:

(a)                                 Authorization; Validity of Agreement; Necessary Action.  Such Stockholder has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery by such Stockholder of this Agreement and the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other actions or proceedings on the part of such Stockholder or any stockholder or equity holder thereof or any other Person are necessary to authorize the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated by this Agreement.  This Agreement has been duly executed and delivered by such Stockholder and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a legal, valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms, except as such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights generally, and general equitable principles.

(b)                                 Ownership.  The Existing Shares are, and all of the Covered Shares will be throughout the term of this Agreement (except to the extent any such Covered Shares are Transferred after the date hereof pursuant to a Permitted Transfer), owned beneficially and of record by such Stockholder.  Such stockholder has good and marketable title to the Existing Shares, free and clear of any Liens, other than those imposed by applicable securities laws.  As of the date hereof, the Existing Shares constitute all of the Shares beneficially owned or owned of record by such Stockholder.  Except as provided in this Agreement, such Stockholder has the sole right and authority to vote and dispose of the Covered Shares.

(c)                                  No Violation.  The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement will not, (i) conflict with or violate any law, ordinance or regulation of any Governmental Entity applicable to such Stockholder or by which any of its assets or properties is bound, or (ii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract to which such Stockholder is a party or by which such Stockholder or any of its assets or properties is bound, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to impair the ability of such Stockholder to perform its obligations hereunder in any material respect or to consummate the transactions contemplated hereby.

(d)                                 No Consent.  The execution and delivery of this Agreement by such Stockholder does not, and the performance by it of its obligations under this Agreement and the consummation by it of the transactions contemplated by this Agreement will not, require such Stockholder to obtain any consent, approval, authorization or permit of any Governmental Entity except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits would not prevent or materially delay the performance by the Stockholder of his or her obligations under this Agreement.

(e)                                  Acknowledgment.  Such Stockholder has had the opportunity to review the Merger Agreement and this Agreement with counsel of its choice, and understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

3.2.                            Representations and Warranties of Parent .  Parent hereby represents and warrants to each Stockholder as follows:

(a)                                 Authorization; Validity of Agreement; Necessary Action.  Parent has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery by Parent of this Agreement and the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by Parent and no other actions or proceedings on the part of Parent or any stockholder or equity holder thereof or any other Person are necessary to authorize the execution and delivery by it of this Agreement, the performance by it of its obligations hereunder or the consummation by it of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and, assuming this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, except as such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights generally, and general equitable principles.

(b)                                 No Violation.  The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement will not, (i) conflict with or violate any law, ordinance or regulation of any Governmental Entity applicable to Parent or by which any of its assets or properties is bound, or (ii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on the properties or assets of Parent pursuant to, any Contract to which Parent is a party or by which Parent or any of its assets or properties is bound, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to impair the ability of Parent to perform its obligations hereunder in any material respect or to consummate the transactions contemplated hereby.

(c)                                  No Consent.  The execution and delivery of this Agreement by Parent does not, and the performance by it of its obligations under this Agreement and the consummation by it of the transactions contemplated by this Agreement will not, require Parent to obtain any consent, approval, authorization or permit of any Governmental Entity except for applicable requirements, if any, of the Exchange Act, and except where the failure to obtain such consents, approvals, authorizations or permits would not prevent or materially delay the performance by the Stockholder of his or her obligations under this Agreement.

ARTICLE IV

OTHER COVENANTS

4.1.                            Prohibition on Transfers, Other Actions.  During the term of this Agreement, each Stockholder hereby agrees not to:  (i) offer to Transfer, Transfer or consent to Transfer any of the Covered Shares or any voting interest therein, unless such Transfer is a Permitted Transfer; (ii) enter into any agreement, arrangement or understanding with any Person, or take any other action, that violates or conflicts with such Stockholder’s covenants and obligations under this Agreement; or (iii) take any action that would restrict such Stockholder’s legal power, authority and right to comply with and perform its covenants and obligations under this Agreement.

4.2.                            Stock Dividends, etc.  In the event of a stock split, stock dividend or distribution, or any change in the Shares by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Existing Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

4.3.                            Waiver of Dissenters’ Rights and Proceedings.  Each Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, assert or perfect, any rights of dissent and appraisal under Section 262 of the DGCL to the extent such Stockholder is entitled to such rights under such Section 262. Each Stockholder hereby irrevocably agrees not to commence or participate in any Proceeding, derivative or otherwise, (i) against the Company or any of its respective Representatives or any of their respective successors relating to the negotiation, execution, or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any Proceeding alleging a breach of any fiduciary duty of the Company Board in connection with the negotiation, execution or delivery of the Merger Agreement or the consummation of the Merger or (ii) challenging the validity or seeking to enjoin the operation of any provision of this Agreement.

4.4.                            Non-Solicitation.

(a)                                 During the term of this Agreement, except as permitted by Section 4.4(c), each Stockholder shall not, and shall cause its  Representatives (including any investment or operating professionals of Cetus Capital, LLC or its Affiliates) not to on behalf of such Stockholder, directly or indirectly, (i) initiate, solicit, facilitate or knowingly encourage any Acquisition Proposal (whether from such Stockholder or its affiliates or any other Third Party) or the making or submission thereof or (ii) engage in, continue or otherwise participate in any discussions or negotiations with a Third Party regarding any Acquisition Proposal (other than to inform any Third Party of the existence of the provisions contained in this Section 4.4) or (iii) furnish or provide any nonpublic information in connection with any Acquisition Proposal. From and after the date of this Agreement and during the term of this Agreement, except as permitted by Section 4.4(c), each Stockholder shall, and shall cause its subsidiaries and Representatives to, immediately cease and cause to be terminated any discussions or negotiations with any Third Party conducted heretofore with respect to any Acquisition Proposal.

(b)                                 Without limiting the generality of Section 4.4(a), during the term of this Agreement, except as permitted by Section 4.4(c), each Stockholder shall not, and shall cause its Representatives (including any investment or operating professionals of Cetus Capital, LLC or its Affiliates) not to, directly or indirectly, (i) solicit proxies or become a participant in a solicitation (as such terms are defined in Rule 14a-1 under the Exchange Act (disregarding Rule 14a-1(l)(2)(iv) thereunder), including any otherwise exempt solicitation pursuant to Rule 14a-2(b) under the Exchange Act), in opposition to or competition with the consummation of the Merger or otherwise encourage, advise or assist any Third Party in taking or planning any action which would reasonably be expected to compete, impede or interfere with the consummation of the Merger in accordance with the terms of the Merger Agreement, (ii) directly or indirectly encourage, initiate, or cooperate in a stockholder’s vote or action by consent of the Company’s stockholders (whether by means of voting shares of capital stock or executing any written consent thereof or otherwise) in opposition to or in competition with the consummation of the Merger, (iii) become a member of a “group” (as such term is used in Rule 13d-5 under the Exchange Act) with respect to any voting securities of the Company for the purpose of opposing or competing with the consummation of the Merger or (iv) unless required by applicable law, make any press release, public announcement or other non-confidential communication with respect to the business or affairs of the Company or Parent, including this letter agreement, the Merger Agreement or the transactions contemplated hereby or thereby, without the prior written consent of Parent.

(c)                                  Notwithstanding anything to the contrary set forth in Section 4.4(a) or Section 4.4(b): (i) during the period beginning on the date of this Agreement and continuing until 11:59 p.m. (New York City time) on the Solicitation Period End Date, to the extent requested by the Company, each Stockholder and its Affiliates may take any action contemplated by Section 5.3(a) of the Merger Agreement with respect to an Acquisition Proposal as if they were “Representatives” of the Company thereunder; provided, that such Stockholder and its Affiliates shall not make (or participate as an investor or financing source in) an Acquisition Proposal themselves; and (ii) following the Solicitation Period End Date, to the extent requested by the Company, each Stockholder and its Affiliates may continue to engage in any activities described in the second sentence of Section 5.3(b) of the Merger Agreement, but only with respect to Acquisition Proposals submitted by Exempted Persons on or before the Solicitation Period End Date to the extent that the Company would be permitted to engage in such activities under Section 5.3 of the Merger Agreement.

ARTICLE V

MISCELLANEOUS

5.1.                            Termination.  This Agreement shall remain in effect until the earliest to occur of:  (a) the Effective Time; (b) the termination of the Merger Agreement in accordance with its terms; (c) the date on which the Company Board makes a Change of Board Recommendation; (d) the date upon which any amendment of, modification to, or waiver under, the Merger Agreement is entered into or given that is adverse in any material respect to the Stockholder, in its capacity as such, without such Stockholder’s prior written consent; and (e) February 23, 2017; provided, that the provisions of this Article V shall survive any termination of this Agreement.   No termination of this Agreement shall relieve any party of liability, or otherwise limit any party’s liability, for any willful and material breach of this Agreement occurring prior to such termination.

5.2.                            No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares.  All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to each Stockholder or a transferee in a Permitted Transfer, as applicable, and Parent shall have no authority to direct any Stockholder or such transferee in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

5.3.                            Notices.  All notices, requests, claims, consents, demands and other communications under this Agreement shall be in writing and shall be delivered either in person, by overnight courier, by registered or certified mail, or by facsimile transmission or electronic mail, and shall be deemed to have been duly given (a) upon receipt, if delivered personally or by overnight courier, with overnight delivery and with acknowledgement of receipt requested, (b) three (3) Business Days after mailing, if mailed by registered or certified mail (postage prepaid, return receipt requested) or (c) on the Business Day the transmission is made when transmitted by facsimile or electronic mail (provided, that the same is sent by overnight courier for delivery on the next succeeding Business Day, with acknowledgement of receipt requested), to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

if to Parent, to:

Armor Parent Corp.
c/o Crestview Partners III, L.P.

667 Madison Avenue, 10th Floor
New York, New York 10065
Attention:	Alexander M. Rose
Facsimile:	212-906-0789
Email:	arose@crestview.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Telecopy No.:  (212) 446-4900
Attention: Alexander D. Fine
Email:            alexander.fine@kirkland.com

if to a Stockholder, to the address set forth on Schedule A attached hereto

5.4.                            Interpretation.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement unless otherwise specified.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  This Agreement is the product of negotiation by the parties having the assistance of counsel and other advisers.  It is the intention of the parties that this Agreement not be construed more strictly with regard to one party than with regard to the other.

5.5.                            Counterparts.  This Agreement may be executed by facsimile or other image scan transmission and in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

5.6.                            Entire Agreement.  This Agreement and, to the extent referenced herein, the Merger Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto or thereto, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written and oral, that may have related to the subject matter hereof in any way.

5.7.                            Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a)                                 This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to laws that may be applicable under conflicts of laws principles that would cause the application of the laws of any jurisdiction other than the State of Delaware.

(b)                                 Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such Court does not have jurisdiction, any Delaware State court, or Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such Proceeding except in such courts, (ii) agrees that any claim in respect of any such Proceeding may be heard and determined in such court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Proceeding in any such court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such Proceeding in any such court.  Each of the parties agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.3.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

(c)                                  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.7(c).

5.8.                            Amendment; Waiver.  This Agreement may not be amended except by an instrument in writing signed by Parent and each Stockholder.  Each party may waive any right of such party hereunder by an instrument in writing signed by such party and delivered to the other party.

5.9.                            Remedies.

(a)                                 In the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the necessity of posting bonds or similar undertakings in connection therewith, this being in addition to any other remedy which may be available to such non-breaching party at law or in equity, including monetary damages.

(b)                                 All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

5.10.                     Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

5.11.                     Successors and Assigns; Third Party Beneficiaries.  Except in connection with a Permitted Transfer as provided herein, neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part, by any party without the prior written consent of the other parties hereto.  Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.  Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

5.12.                     Capacity as a Stockholder.  Each Stockholder makes its agreements and understandings herein solely in its capacity as the record holder and beneficial owner of the Covered Shares.  Notwithstanding anything to the contrary herein, nothing herein shall limit or affect any actions taken by any Stockholder or it Representatives and Affiliates or any other Person solely in their capacity as directors or officers of the Company, and none of such actions taken shall be deemed to constitute a breach of this Agreement by such Stockholder.

5.13.                     Fees and Expenses.  Each party hereto shall pay its own fees and expenses (including those of its counsel and other advisors) incurred in connection with this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed (where applicable, by their respective officers or other authorized Person thereunto duly authorized) as of the date first written above.

STOCKHOLDERS

CETUS CAPITAL II, LLC
By: Littlejohn Fund IV, L.P., manager
By: Littlejohn Associates IV, L.L.C., its general partner

/s/ Robert E. Davis
Name: Robert E. Davis
Title: Authorized Signatory

CETUS CAPITAL III, L.P.

By: Littlejohn Fund V, L.P., manager
Littlejohsn Fund V-A, L.P., manager

By: Littlejohn Associates V, L.L.C., its general partner

/s/ Robert E. Davis
Name: Robert E. Davis
Title: Authorized Signatory

CETUS CAPITAL, LLC

By: Littlejohn Fund III, L.P., manager
By: Littlejohn Associates III, L.L.C., its general partner

/s/ Robert E. Davis
Name: Robert E. Davis
Title: Authorized Signatory

LITTLEJOHN OPPORTUNITIES MASTER FUND L.P.

By: Littlejohn Opportunities GP LLC, its general partner

/s/ Robert E. Davis
Name: Robert E. Davis
Title: Authorized Signatory

SG DISTRESSED FUND, L.P.

By: Littlejohn Opportunities GP LLC, its general partner

/s/ Robert E. Davis
Name: Robert E. Davis
Title: Authorized Signatory

ROBERT E. DAVIS

/s/ Robert E. Davis

RICHARD E. MAYBAUM

/s/ Richard E. Maybaum

ARMOR PARENT CORP.

By
/s/ Alexander M. Rose
Name: Alexander M. Rose
Title: Vice President